NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Multi-Manager Small Cap Value Fund

Supplement dated January 2, 2018
to the Summary Prospectus dated May 1, 2017

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective January 2, 2018, the table under the section "Portfolio Managers" on page 3 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Epoch
David N. Pearl	Executive Vice President, Co-Chief Investment Officer and Portfolio Manager	Since 2011
Michael A. Welhoelter, CFA	Managing Director, Portfolio Manager and Head of Quantitative Research Risk Management	Since 2011
Michael Caputo	Managing Director, Portfolio Manager and Senior Research Analyst	Since 2016
Justin Howell, CFA	Managing Director, Portfolio Manager and Senior Research Analyst	Since 2018
JPMorgan
Dennis S. Ruhl, CFA	Managing Director and Lead Portfolio Manager	Since 2003
Phillip Hart, CFA	Managing Director and Co-Portfolio Manager	Since 2012

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE